EXHIBIT 32a

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Twin Disc, Incorporated (the “Company”) on Form 10-Q for the fiscal quarter ending March 28, 2008, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Michael E. Batten, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL E. BATTEN
Michael E. Batten
Chairman, President and Chief
Executive Officer

May 7, 2008